EXHIBIT 99.2

Supplemental Operating and Financial Information

March 31, 2004

Supplemental Information

Table of Contents

March 31, 2004

The information within refers to all Highwoods Properties’ consolidated entities, except pages 32 to 37 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	3/31/04

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/04	03/31/03	Change F/(U)
Operations
Revenue from continuing operations	$108,622	$103,924	$4,698
Rental property expense from continuing operations	39,165	35,940	(3,225)

Net operating income from continuing operations	$69,457	$67,984	$1,473

Revenue from discontinued operations	$1,222	$9,008	$(7,786)
Rental property expense from discontinued operations	451	2,310	1,859

Net operating income from discontinued operations	$771	$6,698	$(5,927)

Interest and other income	$3,346	$2,859	$487
Equity in earnings of unconsolidated affiliates	1,402	1,761	(359)
General and administrative (includes $4,638 retirement compensation expense in 2004)	12,167	5,344	(6,092)
G&A as a % of revenue and other income	10.6%	4.5%	-5.5%
EBITDA calculation
Net income	$5,834	$11,172	$(4,633)
Addback depreciation and amortization	34,345	33,294	1,051
Addback interest expense	26,912	28,729	(1,817)

EBITDA	$67,141	$73,195	$(5,399)

Interest expense from continuing operations	$26,912	$28,300	$1,388
Interest expense from discontinued operations	—	429	429
EBITDA/Interest expense	2.49	2.55	(0.03)
EBITDA/Interest expense + preferred dividends	1.94	2.01	(0.05)
Net income	$5,884	$11,172	$(4,633)
Funds from operations	27,640	35,191	(6,895)
Cash available for distribution	18,431	29,125	(10,694)
Per share - diluted:
Net (loss)/income	$(0.03)	$0.06	$(0.08)
Funds from operations	0.51	0.66	(0.14)
Dividends paid	0.425	0.585	(0.16)
Dividends paid as % of funds from operations	83.3%	88.6%	6.9%
Dividends paid as % of cash available for distribution	138.9%	121.2%	-17.7%

	03/31/04	03/31/03	Change
Capitalization
Total assets	$3,508,523	$3,403,032	$105,491
Market capitalization:
Total debt	1,767,239	1,580,301	186,938
Market value of equity	1,944,200	1,610,631	333,569

Total market capitalization	$3,711,439	$3,190,932	$520,507
Total Debt/Total Assets	50.4%	46.4%	-4.0%

	03/31/04	03/31/03	Change F/(U)
Portfolio
Total In-Service Square Footage	36,111,000	37,157,000	(1,046,000)
Occupancy	81.4%	83.2%	-1.8%
Same Property NOI (GAAP basis)	$67,078	$69,336	$(2,257)

Highwoods Properties, Inc.	i	3/31/04

Corporate Information

Board of Directors	Research Coverage

Thomas W. Adler	Banc of America Securities
Gene H. Anderson	Daniel Oppenheim - 212-847-5733
Kay N. Callison
Edward J. Fritsch	Davenport & Company, LLC
Ronald P. Gibson	Rob Norfleet - 804-780-2170
William E. Graham Jr.
Lawrence S. Kaplan	Deutsche Banc Securities
L. Glenn Orr Jr.	Lou Taylor - 212-469-4912
O. Temple Sloan Jr., Chairman
Willard H. Smith Jr.	Green Street Advisors
John L. Turner	Jim Sullivan - 949-640-8780
F. William Vandiver, Jr.
KeyBanc Capital Markets
Senior Management Team	Frank Greywitt - 216-443-4795

Ronald P. Gibson	Legg Mason
Chief Executive Officer and Director	David Fick - 410-454-5018

Edward J. Fritsch	Morgan Stanley Dean Witter
President, Chief Operating Officer	Gregory Whyte - 212-761-6331
and Director
Prudential Equity Group
Gene H. Anderson	Jim Sullivan - 212-778-2515
Senior Vice President and Director
Smith Barney Citigroup
Michael F. Beale	Jonathan Litt - 212-816-0231
Senior Vice President
UBS Warburg
Michael E. Harris	Keith Mills - 212-713-3098
Senior Vice President
Wachovia Securities
Carman J. Liuzzo	Chris Haley - 443-263-6773
Vice President, Investments and
Strategic Analysis

Mack D. Pridgen III
Vice President, General Counsel and
Secretary

Terry L. Stevens
Vice President, Chief Financial Officer
and Treasurer

Highwoods Properties, Inc.	ii	3/31/04

Corporate Information

Divisional Offices	Corporate Headquarters

Atlanta/Piedmont Triad	Highwoods Properties, Inc.
Gene H. Anderson - Regional Manager	3100 Smoketree Court, Suite 600
Raleigh, NC 27604
Atlanta, GA	919-872-4924
Gene H. Anderson, Senior Vice President
Stock Exchange
Piedmont Triad, NC
Mark W. Shumaker, Vice President	NYSE Trading Symbol: HIW

Orlando/Tampa	Investor Relations Contact
Michael F. Beale - Regional Manager
Tabitha Zane
Orlando, FL	Sr. Director, Investor Relations
Michael F. Beale, Senior Vice President	Phone: 919-431-1529
Fax: 919-876-6929
Tampa, FL	E-mail: tabitha.zane@highwoods.com
Stephen A. Meyers, Vice President
Information Request
Research Triangle/Richmond
To request a standard Investor Relations package, Annual
Research Triangle, NC	Report or to be added to our e-mail or fax list, please contact the
Robert G. Cutlip, Vice President	Investor Relations Coordinator at:
Phone: 919-875-6717 or 800-256-2963
Richmond, VA	Email: HIW-IR@highwoods.com
Paul W. Kreckman, Vice President
The Company

Kansas City/Charlotte/Memphis/	Highwoods Properties, Inc., a member of the S&P MidCap 400
Nashville	Index, is a fully integrated, self-administered real estate
Michael E. Harris - Regional Manager	investment trust ("REIT") that provides leasing, management, development, construction and other customer-related services
Kansas City, MO	for its properties and for third parties. As of March 31, 2004,
Barrett Brady, Senior Vice President	the Company owned or had an interest in 529 in-service office, industrial and retail properties encompassing approximately
Charlotte, NC	41.7 million square feet. Highwoods also owns approximately
Thomas F. Cochran, Senior Vice President	1,255 acres of development land. Highwoods is based in
Raleigh, North Carolina, and its properties and development
Memphis, TN	land are located in Florida, Georgia, Iowa, Kansas, Maryland,
Michael E. Harris, Senior Vice President	Missouri, North Carolina, South Carolina, Tennessee and
Virginia. For more information about Highwoods Properties,
Nashville, TN	please visit our web site at www.highwoods.com.
W. Brian Reames, Vice President

Highwoods Properties, Inc.	iii	3/31/04

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Rental revenue	$108,622	$107,857	$106,490	$103,610	$103,924
Operating expenses:
Rental property	39,165	38,368	37,114	36,158	35,940
Depreciation and amortization	34,316	34,089	31,438	31,983	32,030
General and administrative (includes $3,907 retirement compensation expense in 2004)	12,167	6,671	6,276	6,524	5,344

Total operating expenses	85,648	79,128	74,828	74,665	73,314
Interest expense:
Contractual	26,057	27,575	28,122	27,822	27,674
Amortization of deferred financing costs	855	876	819	757	626

	26,912	28,451	28,941	28,579	28,300
Other income:
Interest and other income	3,346	3,343	2,506	3,208	2,859
Equity in earnings/(loss) of unconsolidated affiliates	1,402	1,848	1,626	(485)	1,761

	4,748	5,191	4,132	2,723	4,620

Income before gain/(loss) on disposition of land and depreciable assets, minority interest and discontinued operations	810	5,469	6,853	3,089	6,930
Gain on disposition of land	1,138	397	1,067	1,412	863
(Loss)/gain on disposition and impairment of depreciable assets, net	(55)	—	(203)	220	20

Income before minority interest and discontinued operations	1,893	5,866	7,717	4,721	7,813
Minority interest	(231)	(615)	(821)	(552)	(938)

Income from continuing operations	1,662	5,251	6,896	4,169	6,875
Discontinued operations:
Income from discontinued operations, net of minority int	667	2,575	3,297	4,606	4,467
Gain/(loss) on sale of discontinued operations, net of minority int	3,555	5,104	11,280	1,345	(170)

	4,222	7,679	14,577	5,951	4,297

Net income	5,884	12,930	21,473	10,120	11,172
Dividends on preferred stock	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net (loss)/income attributable to common stockholders	$(1,829)	$5,217	$13,760	$2,407	$3,459

Net (loss)/income per common share - diluted:
Loss from continuing operations	$(0.11)	$(0.05)	$(0.01)	$(0.06)	$(0.02)
Income from discontinued operations	$0.08	$0.15	$0.27	$0.11	$0.08

Net (loss)/income	$(0.03)	$0.10	$0.26	$0.05	$0.06

Weighted average common shares outstanding - diluted	53,542	53,651	53,261	53,315	53,475

Rental property expenses / rental revenue	36.1%	35.6%	34.9%	34.9%	34.6%

Highwoods Properties, Inc.	Page 1	3/31/04

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Funds from operations:
Net income	$5,884	$12,930	$21,473	$10,120	$11,172
Dividends to preferred shareholders	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net (loss)/income attributable to common stockholders	(1,829)	5,217	13,760	2,407	3,459
Add/(Deduct):
Depreciation and amortization of real estate assets 1/	33,542	33,279	30,456	31,149	31,210
(Loss)/gain on disposition of depreciable real estate assets 2/	55	—	203	(220)	(20)
Minority interest in income from operations	231	615	821	552	938
Unconsolidated affiliates:
Depreciation and amortization of real estate assets 1/	2,278	2,086	2,235	2,489	2,415
Discontinued operations:
Depreciation and amortization of real estate assets 1/	29	64	477	798	1,264
Gain on sale, net of minority interest 2/	(3,555)	(5,104)	(11,280)	(1,345)	(118)
Minority interest in income from discontinued operations	77	306	408	580	575

Funds from operations before amounts allocable to minority interest	30,828	36,463	37,080	36,410	39,723
Minority interest in funds from operations	(3,188)	(3,865)	(4,083)	(4,074)	(4,532)

Funds from operations applicable to common shares	$27,640	$32,598	$32,997	$32,336	$35,191

Cash available for distribution:
Funds from operations before amounts allocable to minority interest	$30,828	$36,463	$37,080	$36,410	$39,723
Add/(Deduct):
Rental income from straight-line rents	(2,586)	(688)	(1,136)	(1,680)	(1,685)
Amortization of intangible lease assets	252	305	212	—	—
Depreciation of non-real estate assets 1/	774	810	982	834	820
Impairment charges	—	—	—	2,413	288
Amortization of deferred financing costs	855	876	819	757	626
Retirement compensation accrual - non-cash portion 3/	2,325	—	—	—	—
Non-incremental revenue generating capital expenditures paid:
Building improvements	(1,768)	(2,384)	(4,500)	(2,734)	(2,791)
2nd generation tenant improvements	(7,209)	(9,802)	(6,588)	(6,932)	(4,488)
2nd generation lease commissions	(5,040)	(5,793)	(4,551)	(3,546)	(3,368)

	(14,017)	(17,979)	(15,639)	(13,212)	(10,647)

Cash available for distribution	$18,431	$19,787	$22,318	$25,522	$29,125

Funds from operations per share - diluted
Net (loss)/income attributable to common shares	$(0.03)	$0.10	$0.26	$0.05	$0.06
Add/(Deduct):
Depreciation and amortization of real estate assets 1/	0.62	0.62	0.57	0.58	0.58
(Loss)/gain on disposition of depreciable real estate assets 2/	—	—	—	—	—
Minority interest in income from operations	—	0.01	0.02	0.01	0.02
Unconsolidated affiliates:
Depreciation and amortization of real estate assets 1/	0.04	0.04	0.04	0.04	0.05
Discontinued operations:
Depreciation and amortization of real estate assets 1/	—	—	0.01	0.02	0.02
Gain on sale, net of minority interest	(0.06)	(0.10)	(0.21)	(0.02)	—
Minority interest in income from discontinued operations	—	0.01	0.01	—	0.01

Funds from operations before amounts allocable to minority interest	0.57	0.68	0.70	0.68	0.74
Minority interest in funds from operations	(0.06)	(0.07)	(0.08)	(0.08)	(0.08)

Funds from operations attributable to common shares	$0.51	$0.61	$0.62	$0.60	$0.66

Weighted average shares outstanding - diluted 4/	54,066	53,651	53,261	53,315	53,475

Weighted average shares/units outstanding - diluted	60,238	59,990	59,830	60,028	60,360

Dividend payout data:
Dividends paid per common share/common unit - diluted:	$0.425	$0.425	$0.425	$0.425	$0.585

Funds from operations	83.3%	69.7%	68.5%	70.8%	88.6%

Cash available for distribution	138.9%	128.9%	113.9%	100.0%	121.2%

Highwoods Properties, Inc.	Page 2	3/31/04

Notes to FFO Table, Net Cash Flow and Capital Expenditures

Dollars in thousands, except per share amounts

1/	In connection with the SEC’s adoption of Regulation G, which governs the presentation of non-GAAP financial measures in documents filed with the SEC, the Company revised its definition of FFO in 2003 relating to the add-back of non-real estate depreciation and amortization. The Company's revised definition is in accordance with the definition provided by NAREIT. The change reduced FFO before amounts allocable to minority interest as previously reported by $820,000, or $0.01 per share for the first quarter of 2003. For the second through fourth quarters of 2003, the change was $834,000 or $0.02 per share, $982,000, or $0.02 per share and $810,000 or $0.01 per share, respectively.

2/	In October 2003, NAREIT issued a Financial Reporting Alert that changed its current implementation guidance for FFO regarding impairment charges. Accordingly, impairment charges related to depreciable assets have now been included in FFO for the periods presented. The following is a reconciliation of gain/(loss) on disposition of depreciable assets included in the FFO calculation and gain/(loss) on disposition of depreciable assets included in the Company's Consolidated Statements of Income for all periods presented:

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Continuing Operations:
(Loss)/gain on disposition of depreciable assets per FFO calculation	$(55)	$—	$(203)	$220	$20
Impairment charges	—	—	—	—	—

(Loss)/gain on disposition and impairment of depreciable assets, net per Consolidated Statements of Income	$(55)	$—	$(203)	$220	$20

Discontinued Operations:
Gain/(loss) on disposition of depreciable assets per FFO calculation	$3,555	$5,104	$11,280	$1,345	$118
Impairment charges	—	—	—	—	(288)

Gain/(loss) on disposition and impairment of depreciable assets, net per Consolidated Statements of Income	$3,555	$5,104	$11,280	$1,345	$(170)

In addition to the impairment losses detailed above, FFO for the three months ended June 30, 2003 also excludes a $2.4 million impairment loss included in the Company's equity in earnings of unconsolidated affiliates related to the acquisition of certain assets of the MG-HIW, LLC joint venture by the Company.

As a result of the changes to the FFO calculation as outlined in footnotes 1/ and 2/, FFO has been reduced by the following in dollars and per share amounts:

FFO in dollars before amounts allocable to minority interest from the Operating Partnership	$—	$(810)	$(982)	$(3,247)	$(1,108)

FFO per common share	$—	$(0.01)	$(0.02)	$(0.06)	$(0.02)

3/	As previously announced, Mr. Ron Gibson, Chief Executive Officer and one of the Company’s founders, is retiring from the Company effective June 30, 2004. In connection with Mr. Gibson’s retirement and as previously disclosed by the Company, the Company’s Board of Directors approved a compensation package for Mr. Gibson effective with his retirement. As part of this package, Mr. Gibson will receive a lump-sum retirement payment of $2.2 million, his unvested previously granted stock options and restricted stock awards will fully vest on June 30, 2004 and he will continue under the Company’s insurance programs for several years. His options will also be modified to remain outstanding for their stated terms. Under GAAP, these arrangements with Mr. Gibson result in a total charge of $6.3 million, or $0.11 per share, $4.6 million of which was recorded in the first quarter with the balance of $1.7 million to be recorded in the second quarter of 2004.

4/	Options on 524,000 shares of common stock were not included in the calculation of net loss per share on the Consolidated Statements of Income, as their effects were antidilutive. However, they are included in the calculation of funds from operations applicable to common shares per share diluted as they were not antidilutive.

Net cash provided by/(used in):
Operating activities	$38,194	$28,360	$54,887	$35,067	$38,806
Investing activities	(78,841)	64,535	14,599	6,565	(20,188)
Financing activities	39,084	(87,414)	(69,428)	(47,811)	(10,431)

Net (decrease)/increase in cash and cash equivalents	$(1,563)	$5,481	$58	$(6,179)	$8,187

	Three Months Ended
	03/31/04	03/31/03
Supplemental Capital Expenditure Disclosure
Development cost:
Shell construction and predevelopment costs	$2,562	$2,745
1st generation tenant improvements	990	1,953
1st generation lease commissions	38	960
Nonrecurring property renovation cost	1,839	968
Acquisitions	73,987	8,829
Furniture, Fixtures and Equipment	132	184

	$79,548	$15,639
Non-incremental revenue generating capital expenditures paid:	14,017	10,647

Total per the Statement of Cash Flows	$93,565	$26,286

Highwoods Properties, Inc.	Page 3	3/31/04

Consolidated Balance Sheets

Dollars in thousands

	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Assets:
Real estate assets, at cost:
Land and improvements	$443,611	$397,150	$399,808	$383,932	$395,121
Buildings and tenant improvements	3,093,094	2,912,489	2,905,351	2,790,093	2,862,809
Development in process	9,071	6,899	11,159	9,514	7,721
Land held for development	199,228	196,620	179,887	174,719	171,841
Furniture, fixtures and equipment	21,950	21,818	21,605	21,223	21,150

	3,766,954	3,534,976	3,517,810	3,379,481	3,458,642
Less-accumulated depreciation	(566,489)	(542,328)	(517,376)	(500,767)	(488,218)

Net real estate assets	3,200,465	2,992,648	3,000,434	2,878,714	2,970,424
Property held for sale	38,467	55,453	141,728	213,993	151,901
Cash and cash equivalents	17,001	18,564	13,083	13,025	19,204
Restricted cash	8,044	6,320	6,810	3,163	2,943
Accounts receivable, net	10,737	17,827	12,570	13,902	12,723
Notes receivable	24,309	24,623	18,920	27,617	32,077
Accrued straight-line rents receivable	54,732	51,189	51,592	51,703	50,462
Investment in unconsolidated affiliates	68,553	74,665	73,372	76,499	78,229
Other assets:
Deferred leasing costs	114,687	110,488	105,585	100,492	99,730
Deferred financing costs	46,396	46,198	44,506	42,544	42,548
Prepaid expenses and other	14,287	13,799	16,341	16,882	16,388

	175,370	170,485	166,432	159,918	158,666
Less- accumulated amortization	(89,155)	(84,965)	(81,419)	(76,501)	(73,597)

Other assets, net	86,215	85,520	85,013	83,417	85,069

Total Assets	$3,508,523	$3,326,809	$3,403,522	$3,362,033	$3,403,032

Liabilities and Stockholders’ Equity:
Mortgages and notes payable	$1,767,239	$1,558,758	$1,612,483	$1,579,265	$1,580,301
Accounts payable, accrued expenses and other liabilities	108,199	111,772	118,192	102,949	108,808

Total Liabilities	1,875,438	1,670,530	1,730,675	1,682,214	1,689,109
Minority interest	161,884	165,250	174,058	177,104	183,297
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445	377,445
Common stock	536	535	531	531	535
Additional paid-in capital	1,400,315	1,393,103	1,384,129	1,383,568	1,392,118
Distributions in excess of net earnings	(296,538)	(271,971)	(254,546)	(245,751)	(225,430)
Accumulated other comprehensive loss	(3,525)	(3,650)	(4,002)	(7,831)	(8,767)
Deferred compensation	(7,032)	(4,433)	(4,768)	(5,247)	(5,275)

Total Stockholders’ Equity	1,471,201	1,491,029	1,498,789	1,502,715	1,530,626

Total Liabilities and Stockholders' Equity	$3,508,523	$3,326,809	$3,403,522	$3,362,033	$3,403,032

Ratios
Total Debt/Total Assets	50.4%	46.9%	47.4%	47.0%	46.4%

Highwoods Properties, Inc.	Page 4	3/31/04

Estimated Net Asset Value

March 31, 2004

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office	8.75%	9.00%	9.25%
Retail	7.75%	8.00%	8.25%
Industrial/Other	8.75%	9.00%	9.25%

Weighted average	8.64%	8.89%	9.14%
Wholly Owned Properties Net Operating Income 1Q04 (1)
Office 2/ 3/ 4/	$53,255	$53,255	$53,255
Retail	6,347	6,347	6,347
Industrial/Other	6,441	6,441	6,441

Total Net Operating Income	$66,043	$66,043	$66,043

Wholly Owned Properties Net Operating Income Annualized
Office	$213,180	$213,180	$213,180
Retail	25,388	25,388	25,388
Industrial/Other	25,764	25,764	25,764

Total Net Operating Income	$264,332	$264,332	$264,332

Wholly Owned Properties Capitalized Value
Office	$2,436,343	$2,368,667	$2,304,649
Retail	327,587	317,350	307,733
Industrial/Other	294,446	286,267	278,530

	$3,058,376	$2,972,283	$2,890,912

Highwoods' Share of Joint Ventures
Net Operating Income YTD	$6,168	$6,168	$6,168

Net Operating Income Annualized	$22,454	$22,454	$22,454
Capitalization Rates	8.75%	9.00%	9.25%

Capitalized Value	$256,617	$249,489	$242,746

Value of Highwoods Preserve at $80 per square foot 5/	$65,280	$65,280	$65,280

Total In-Service Property Value	$3,380,273	$3,287,052	$3,198,938

Value of Other income
Annualized Development, Leasing and Management Fees	$6,180	$6,180	$6,180
Capitalization Rate	20%	20%	20%

Value of Other income	$30,900	$30,900	$30,900

Add Other assets:
Development Pipeline Investment	$20,389	$20,389	$20,389
Property Held for Sale, at Net Sales Price	51,019	51,019	51,019
Orlando CBD 6/	212,000	212,000	212,000
Land held for development at Book Value	199,228	199,228	199,228
Cash and cash equivalents	17,001	17,001	17,001
Restricted cash	8,044	8,044	8,044
Accounts receivable, net	10,736	10,736	10,736
Notes receivable	24,309	24,309	24,309

Other assets total	$542,726	$542,726	$542,726

Gross Value of Assets	$3,953,899	$3,860,678	$3,772,564

Deductions:
Total Liabilities	$1,872,999	$1,872,999	$1,872,999
Preferred stock	377,445	377,445	377,445
Highwoods' Share of Joint Ventures Liabilities	168,976	168,976	168,976

Estimated Net Asset Value	$1,534,479	$1,441,258	$1,353,144

Total diluted common shares and operating units	60,301	60,301	60,301

Estimated Net Asset Value Per Share	$25.45	$23.90	$22.44

1/	Excludes straight-line rent of $2.6 million and the intra period impact of the net operating income related to acquisitions and dispositions
2/	Added back the $548,000 operating loss at Highwoods Preserve
3/	Deducted $76,000 for the operating income on the completed but not stabilized development projects
4/	Deducted Orlando CBD NOI
5/	Highwoods Preserve is an 816,000 square foot office campus in Tampa that Worldcom vacated 12/31/02.
6/	Value of Orlando CBD properties based on pending membership interest sale

Highwoods Properties, Inc.	Page 5	12/31/03

Combined Financial Information

Highwoods Properties and Unconsolidated Joint Ventures

Dollars in thousands

	Highwoods Properties Inc.	Highwoods’ Share of Joint Ventures	Total
		(see pages 32 -33)
Statement of Operations:
For the three months ended March 31, 2004
Revenue:
Rental property revenue	$108,622	$10,806	$119,428
Expenses:
Rental property expense	39,165	4,638	43,803
Depreciation and amortization	34,316	2,278	36,594
General and administrative (includes $4,638 non-recurring compensation expense in 2004)	12,167	—	12,167
Interest expense:
Contractual	26,057	2,660	28,717
Amortization of deferred financing costs	855	—	855

	26,912	2,660	29,572
Other income	4,748	—	4,748

Income from continuing operations before gains/(losses)	$810	$1,230	$2,040

Net income	$5,884	1,402	$7,286
Deduct equity in earnings of unconsolidated affiliates	(1,402)	—	(1,402)
Addback depreciation and amortization	34,345	2,278	36,623
Addback interest expense	26,912	2,660	29,572

EBITDA	$65,739	$6,340	$72,079
EBITDA /Interest Expense			2.44

As of March 31, 2004
Balance Sheet Information:
Total Assets 1/	$3,439,970	$244,157	$3,684,127
Debt	1,767,239	161,161	1,928,400
Total Liabilities	1,875,438	168,976	2,044,414
Total Debt/Total Assets			52.3%

1/	Excludes investment in unconsolidated affiliates

Highwoods Properties, Inc.	Page 6	3/31/03

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Rental revenue	$1,222	$3,939	$5,717	$8,532	$9,008
Operating expenses:
Rental property	451	1,005	1,417	2,148	2,310
Depreciation and amortization	29	64	477	798	1,264
Interest expense	—	—	143	428	429

Total operating expenses	480	1,069	2,037	3,374	4,003

Interest and other income	2	11	25	28	37

	2	11	25	28	37

Income before gain/(loss) on disposition of depreciable assets and minority interest	744	2,881	3,705	5,186	5,042
Minority interest	(77)	(306)	(408)	(580)	(575)

Income from discontinued operations, net of minority interest	667	2,575	3,297	4,606	4,467

Gain/(loss) on disposition of discontinued operations	3,965	5,711	12,676	1,515	(192)
Minority Interest	(410)	(607)	(1,396)	(170)	22

Gain on disposition of discontinued operations, net of minority interest	3,555	5,104	11,280	1,345	(170)

Total discontinued operations	$4,222	$7,679	$14,577	$5,951	$4,297

Highwoods Properties, Inc.	Page 7	3/31/04

Capitalization

Dollars, shares, and units in thousands

	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Long-Term Debt (see page 9 & 10)	$1,767,239	$1,558,758	$1,612,483	$1,579,265	$1,580,301
Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,631	53,474	53,103	53,072	53,484
Minority interest partnership units	6,146	6,203	6,505	6,625	6,848

Total shares and units outstanding	59,777	59,677	59,608	59,697	60,332

Stock price at period end	$26.21	$25.40	$23.86	$22.30	$20.44
Market value of equity	$1,944,200	$1,893,241	$1,799,692	$1,708,688	$1,610,631

Total market capitalization with debt	$3,711,439	$3,451,999	$3,412,175	$3,287,953	$3,190,932

See pages 32 to 37 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 8	3/31/04

Long-Term Debt Summary

Dollars in thousands

	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Balances Outstanding:
Secured:
Conventional fixed rate	$751,894	$755,049	$631,203	$653,092	$656,060
Variable rate debt	204,845	68,709	68,780	4,173	4,241

Secured total	$956,739	$823,758	$699,983	$657,265	$660,301

Unsecured:
Fixed rate bonds and notes	$560,000	$560,000	$806,500	$806,500	$806,500
Variable rate debt	120,000	120,000	20,000	20,000	20,000
Credit facility	130,500	55,000	86,000	95,500	93,500

Unsecured total	$810,500	$735,000	$912,500	$922,000	$920,000

Total	$1,767,239	$1,558,758	$1,612,483	$1,579,265	$1,580,301

Average Interest Rates:
Secured:
Conventional fixed rate	7.2%	7.2%	7.5%	7.6%	7.6%
Variable rate debt	3.1%	3.1%	3.2%	3.6%	3.7%

Secured total	6.3%	6.9%	7.1%	7.5%	7.5%

Unsecured:
Fixed rate bonds	7.3%	7.3%	7.4%	7.4%	7.4%
Variable rate debt	2.4%	2.5%	2.1%	2.5%	2.6%
Credit facility	2.1%	2.2%	2.3%	2.1%	2.3%

Unsecured total	5.8%	6.2%	6.8%	6.7%	6.9%

Average	6.1%	6.5%	6.9%	7.1%	7.1%

Capitalized Interest:	$115	$204	$276	$349	$366

Maturity Schedule:

	Future Maturities of Debt			Total Debt 1/	Average Interest Rate
Year	Secured Debt 1/	Unsecured Debt
Remainder of 2004	$—	$—		$—	—
2005	69,164	120,000		189,164	4.6%
2006	207,305	240,500	2/	447,805	3.9%
2007	78,903	—		78,903	7.9%
2008	—	100,000		100,000	7.1%
2009	184,005	50,000		234,005	7.9%
2010	139,871	—		139,871	7.8%
2011	—	100,000		100,000	7.2%
2012	—	—		—	—
2013	271,867	—		271,867	5.9%
Thereafter	5,624	200,000		205,624	7.5%

Total maturities	$956,739	$810,500		$1,767,239	6.1%

Weighted average maturity = 5.5 years

1/	Excludes annual principal amortization

2/	Included in the $240.5 million of unsecured debt maturities is $130.5 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 9	3/31/04

Long-Term Debt Detail

Dollars in thousands

Secured Loans In Excess of $10 Million

Lender	Blended Rate	Maturity Date	Loan Balance 03/31/04	Undepreciated Book Value of Assets Secured
Monumental Life Insurance Company	7.8%	Nov-09	$175,879	$249,172
Northwestern Mutual Life	6.0%	Feb-13	143,251	183,663
Northwestern Mutual Life	7.8%	Nov-10	139,871	269,283
Mass Mutual	5.7%	Dec-13	127,500	184,652
Northwestern Mutual Life	8.2%	Jan-07	66,484	136,167
GECC	3.1%	Jan-06	200,884	295,345
Principal Life Insurance Company	8.6%	Apr-05	42,103	102,681
Principal Life Insurance Company	8.2%	Jul-05	27,060	68,678

	6.3%		$923,032	$1,489,641

All Other Secured Loans (12)	7.4%		$33,707	$82,962

Total Secured Loans	6.3%		$956,739	$1,572,603

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Xpos 1/	7.2%	Jun-11	100,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$560,000

1/	Remarket date is 6/15/2004

Highwoods Properties, Inc.	Page 10	3/31/04

Portfolio Summary

(Rentable Square Feet)

	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03
Office Industrial & Retail
In-Service:
Office 1/	26,608,000	25,303,000	25,710,000	25,052,000	25,387,000
Industrial	8,092,000	8,092,000	9,934,000	10,243,000	10,243,000
Retail 2/	1,411,000	1,527,000	1,527,000	1,527,000	1,527,000

Total	36,111,000	34,922,000	37,171,000	36,822,000	37,157,000

Development Completed - Not Stabilized:
Office 1/	140,000	140,000	140,000	140,000	100,000
Industrial	—	—	60,000	60,000	60,000
Retail	—	—	—	—	—

Total	140,000	140,000	200,000	200,000	160,000

Development - In Process:
Office 1/	112,000	112,000	—	—	40,000
Industrial	350,000	350,000	350,000	—	—
Retail	—	—	—	—	—

Total	462,000	462,000	350,000	—	40,000

Total:
Office 1/	26,860,000	25,555,000	25,850,000	25,192,000	25,527,000
Industrial	8,442,000	8,442,000	10,344,000	10,303,000	10,303,000
Retail 2/	1,411,000	1,527,000	1,527,000	1,527,000	1,527,000

Total	36,713,000	35,524,000	37,721,000	37,022,000	37,357,000

Same Property
Office 1/	23,500,000	23,500,000	23,500,000	23,500,000	23,500,000
Industrial	8,032,000	8,032,000	8,032,000	8,032,000	8,032,000
Retail	1,411,000	1,411,000	1,411,000	1,411,000	1,411,000

Total	32,943,000	32,943,000	32,943,000	32,943,000	32,943,000

Percent Leased/Pre-Leased:
In-Service:
Office	79.2%	79.2%	79.4%	80.5%	80.9%
Industrial	86.5%	85.7%	88.0%	88.7%	86.8%
Retail	94.0%	96.3%	96.3%	96.8%	96.5%

Total	81.4%	81.5%	82.4%	83.4%	83.2%

Development Completed - Not Stabilized:
Office	36.0%	36.0%	30.0%	30.0%	42.0%
Industrial	—	—	50.0%	50.0%	50.0%
Retail	—	—	—	—	—

Total	36.0%	36.0%	36.0%	36.0%	45.0%

Development - In Process:
Office	100.0%	100.0%	—	—	0.0%
Industrial	100.0%	100.0%	100.0%	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	100.0%	—	0.0%

Same Property
Office	79.6%	79.9%	79.7%	80.6%	81.0%
Industrial	86.7%	86.0%	85.5%	86.8%	84.5%
Retail	94.0%	96.7%	96.6%	97.2%	96.7%

Total	82.0%	82.1%	81.8%	82.8%	82.5%

1/	Substantially all of our Office properties are located in suburban markets

2/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

Highwoods Properties, Inc.	Page 11	3/31/04

Portfolio Summary

(Continued)

As of March 31, 2004

Summary by Location:

	Rentable Square Feet		Occupancy		Percentage of Annualized Revenue 1/
Market					Office	Industrial	Retail	Total
Raleigh 2/	4,664,000		80.9%		15.1%	0.2%	—	15.3%
Atlanta	6,919,000		78.8%		11.0%	3.0%	—	14.0%
Tampa	4,443,000		63.7%		12.3%	—	—	12.3%
Kansas City	2,309,000	3/	91.2%		3.9%	—	7.4%	11.3%
Nashville	2,870,000		89.8%		10.7%	—	—	10.7%
Piedmont Triad 4/	6,684,000		90.5%		5.7%	3.8%	—	9.5%
Richmond	1,851,000		90.9%		6.8%	—	—	6.8%
Orlando	1,656,000		75.9%		6.3%	—	—	6.3%
Charlotte	1,655,000		80.5%		4.3%	0.3%	—	4.6%
Memphis	1,216,000		81.3%		4.5%	—	—	4.5%
Greenville	1,318,000		78.8%		3.3%	0.1%	—	3.4%
Columbia	426,000		58.7%		1.0%	—	—	1.0%
Other	100,000		64.1%		0.3%	—	—	0.3%

Total	36,111,000		81.4	% 5/	85.2%	7.4%	7.4%	100.0%

Summary by Location, Including Unconsolidated Joint Venture Properties:

	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 1/5/
Market			Office	Industrial	Retail	Multi- Family	Total
Raleigh 2/	5,119,000	82.5%	14.8%	0.2%	—	—	15.0%
Atlanta	7,754,000	79.8%	11.8%	2.9%	—	—	14.7%
Tampa	4,648,000	64.9%	12.0%	—	—	—	12.0%
Kansas City	2,736,000	90.8%	4.1%	0.0%	7.0%	—	11.1%
Nashville	2,870,000	89.8%	10.2%	—	—	—	10.2%
Piedmont Triad 4/	7,048,000	91.0%	5.8%	3.6%	—	—	9.4%
Richmond	2,263,000	92.5%	7.1%	—	—	—	7.1%
Orlando	2,069,000	80.4%	6.5%	—	—	—	6.5%
Charlotte	1,803,000	82.2%	4.2%	0.2%	—	—	4.4%
Memphis	1,216,000	81.3%	4.2%	—	—	—	4.2%
Greenville	1,318,000	78.8%	3.2%	0.1%	—	—	3.3%
Des Moines	2,245,000	87.3%	0.1%	0.3%	0.1%	0.4%	0.9%
Columbia	426,000	58.6%	0.9%	—	—	—	0.9%
Other	210,000	82.9%	0.3%	—	—	—	0.3%

Total	41,725,000	82.8%	85.2%	7.3%	7.1%	0.4%	100.0%

1/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Raleigh = Raleigh, Durham metropolitan area

3/	Excludes basement space in the Country Club Plaza property of 418,000 square feet

4/	Piedmont Triad Market = Greensboro, Winston-Salem metropolitan area

5/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 35

Highwoods Properties, Inc.	Page 12	3/31/04

Portfolio Summary

(Continued)

As of March 31, 2004

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 1/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 1/
Raleigh	4,563,000	81.0%	17.7%	101,000	80%	2.3%
Tampa	4,443,000	63.7%	14.4%	—	—	—
Atlanta	3,568,000	80.0%	12.9%	3,351,000	78%	40.9%
Nashville	2,870,000	89.8%	12.6%	—	—	—
Richmond	1,851,000	90.9%	8.0%	—	—	—
Orlando	1,656,000	75.9%	7.4%	—	—	—
Piedmont Triad	2,314,000	82.4%	6.6%	4,370,000	95%	51.4%
Memphis	1,216,000	81.3%	5.2%	—	—	—
Charlotte	1,492,000	81.5%	5.1%	163,000	72%	3.5%
Kansas City	894,000	86.7%	4.6%	4,000	100%	0.1%
Greenville	1,215,000	81.1%	3.9%	103,000	52%	1.8%
Columbia	426,000	58.7%	1.2%	—	—	—
Other	100,000	64.1%	0.4%	—	—	—

	26,608,000	79.2%	100.0%	8,092,000	86.5%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 1/
Kansas City 2/	1,411,000	94.0%	100.0%

	1,411,000	94.0%	100.0%

1/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

Highwoods Properties, Inc.	Page 13	3/31/04

Occupancy Trends - Office, Industrial and Retail Properties

Market	Measurement	3/31/2004	12/31/2003	09/30/03	06/30/03	03/31/03
Atlanta	Rentable Square Feet	6,919,000	6,919,000	6,860,000	6,729,000	6,729,000
	Occupancy	78.8%	78.4%	80.7%	82.5%	82.0%
	Current Properties 1/	78.8%	78.4%	80.3%	82.1%	81.4%
Charlotte	Rentable Square Feet	1,655,000	1,655,000	1,727,000	1,729,000	1,729,000
	Occupancy	80.5%	79.6%	79.5%	79.8%	79.1%
	Current Properties 1/	80.5%	79.6%	78.5%	78.9%	78.2%
Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	58.6%	57.9%	57.2%	60.2%	60.2%
	Current Properties 1/	58.6%	57.9%	57.2%	60.2%	60.2%
Greenville	Rentable Square Feet	1,319,000	1,318,000	1,318,000	1,511,000	1,511,000
	Occupancy	78.8%	80.2%	81.5%	84.0%	85.8%
	Current Properties 1/	78.8%	80.2%	81.5%	81.7%	83.8%
Kansas City 2/	Rentable Square Feet	2,309,000	2,433,000	2,512,000	2,511,000	2,511,000
	Occupancy	91.2%	92.7%	92.1%	93.1%	93.3%
	Current Properties 1/	91.2%	92.8%	92.6%	93.7%	93.8%
Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	81.3%	81.0%	79.8%	80.5%	81.5%
	Current Properties 1/	81.3%	81.0%	79.8%	80.5%	81.5%
Nashville	Rentable Square Feet	2,870,000	2,869,000	2,865,000	2,865,000	2,864,000
	Occupancy	89.8%	91.5%	88.7%	87.0%	86.0%
	Current Properties 1/	89.8%	91.4%	88.7%	87.0%	85.9%
Orlando	Rentable Square Feet	1,656,000	299,000	299,000	340,000	340,000
	Occupancy	75.8%	44.9%	46.9%	48.8%	48.8%
	Current Properties 1/	75.8%	74.9%	74.5%	74.1%	71.4%
Piedmont Triad	Rentable Square Feet	6,685,000	6,688,000	8,208,000	8,368,000	8,371,000
	Occupancy	90.5%	90.0%	90.6%	90.0%	89.4%
	Current Properties 1/	90.5%	90.1%	89.0%	89.0%	88.3%
Raleigh	Rentable Square Feet	4,664,000	4,706,000	4,706,000	4,032,000	4,188,000
	Occupancy	80.9%	80.8%	79.7%	81.2%	80.3%
	Current Properties 1/	80.9%	80.7%	79.6%	80.4%	79.6%
Richmond	Rentable Square Feet	1,851,000	1,852,000	2,526,000	2,825,000	2,829,000
	Occupancy	90.9%	91.5%	92.8%	93.9%	94.6%
	Current Properties 1/	90.9%	91.6%	90.4%	91.4%	92.4%
Tampa	Rentable Square Feet	4,443,000	4,441,000	4,408,000	4,170,000	4,262,000
	Occupancy	63.7%	63.4%	64.2%	66.4%	66.5%
	Current Properties 1/	63.7%	63.4%	64.2%	66.9%	66.6%

Total 3/	Rentable Square Feet	36,013,000	34,822,000	37,071,000	36,722,000	36,976,000
	Occupancy	81.4%	81.5%	82.4%	83.4%	83.2%

	Current Properties 1/	81.4%	81.4%	81.2%	82.0%	81.5%

1/	Only properties that were owned and in-service on March 31, 2004 are included for each quarter shown.

2/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

3/	Excludes 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	Page 14	3/31/04

Leasing Statistics

Office Portfolio

	Three Months Ended
	3/31/2004 1/	12/31/03	09/30/03	06/30/03	03/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	209	179	225	216	166	199
Rentable square footage leased	1,191,746	962,636	1,074,270	1,097,633	1,081,692	1,081,595
Square footage of Renewal Deals	673,551	614,969	629,353	891,772	822,005	726,330
Renewed square footage (% of total)	56.5%	63.9%	58.6%	81.2%	76.0%	67.2%
New Leases square footage (% of total)	43.5%	36.1%	41.4%	18.8%	24.0%	32.8%
Average per rentable square foot over the lease term:
Base rent	$17.43	$16.12	$17.34	$16.93	$16.08	$16.78
Tenant improvements	(1.57)	(1.09)	(1.54)	(1.33)	(0.85)	(1.28)
Leasing commissions 2/	(0.58)	(0.64)	(0.55)	(0.59)	(0.54)	(0.58)
Rent concessions	(0.63)	(0.35)	(0.24)	(0.16)	(0.14)	(0.30)

Effective rent	14.65	14.04	15.01	14.85	14.55	14.62
Expense stop	(5.70)	(5.35)	(5.45)	(4.69)	(4.76)	(5.19)

Equivalent effective net rent	$8.95	$8.69	$9.56	$10.16	$9.79	$9.43

Average term in years	4.8	4.1	5.5	3.8	3.5	4.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$10,063,665	$5,355,637	$9,120,612	$7,125,673	$4,474,184	$7,227,954
Rentable square feet	1,191,746	962,636	1,074,270	1,097,633	1,081,692	1,081,595

Per rentable square foot	$8.44	$5.56	$8.49	$6.49	$4.14	$6.68

Leasing Commissions:
Total dollars committed under signed leases	$2,747,400	$2,102,659	$2,175,162	$1,803,423	$1,658,231	$2,097,375
Rentable square feet	1,191,746	962,636	1,074,270	1,097,633	1,081,692	1,081,595

Per rentable square foot	$2.31	$2.18	$2.02	$1.64	$1.53	$1.94

Total:
Total dollars committed under signed leases	$12,811,064	$7,458,296	$11,295,774	$8,929,097	$6,132,415	$9,325,329
Rentable square feet	1,191,746	962,636	1,074,270	1,097,633	1,081,692	1,081,595

Per rentable square foot	$10.75	$7.75	$10.51	$8.13	$5.67	$8.62

1/	Includes 72K square feet of leases that start in 2006 or later

2/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 15	3/31/04

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	32	36	22	41	35	33
Rentable square footage leased	630,829	1,131,281	638,376	540,891	857,482	759,772
Square footage of Renewal Deals	448,003	968,879	555,933	403,716	639,683	603,243
Renewed square footage (% of total)	71.0%	85.6%	87.1%	74.6%	74.6%	79.4%
New Leases square footage (% of total)	29.0%	14.4%	12.9%	25.4%	25.4%	20.6%
Average per rentable square foot over the lease term:
Base rent	$3.67	$3.79	$3.52	$4.46	$3.70	$3.83
Tenant improvements	(0.17)	(0.08)	(0.20)	(0.28)	(0.32)	(0.21)
Leasing commissions 1/	(0.14)	(0.08)	(0.08)	(0.12)	(0.11)	(0.11)
Rent concessions	(0.05)	(0.05)	(0.06)	(0.07)	(0.01)	(0.05)

Effective rent	3.31	3.58	3.18	3.99	3.26	3.46
Expense stop	(0.18)	(0.20)	(0.09)	(0.49)	(0.25)	(0.24)

Equivalent effective net rent	$3.13	$3.38	$3.09	$3.50	$3.01	$3.22

Average term in years	2.6	3.2	4.5	3.5	2.6	3.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$640,867	$517,025	$675,982	$701,259	$791,737	$665,374
Rentable square feet	630,829	1,131,281	638,376	540,891	857,482	759,772

Per rentable square foot	$1.02	$0.46	$1.06	$1.30	$0.92	$0.88

Leasing Commissions:
Total dollars committed under signed leases	$280,486	$338,143	$242,605	$298,582	$178,385	$267,640
Rentable square feet	630,829	1,131,281	638,376	540,891	857,482	759,772

Per rentable square foot	$0.44	$0.30	$0.38	$0.55	$0.21	$0.35

Total:
Total dollars committed under signed leases	$921,354	$855,168	$918,587	$999,841	$970,122	$933,014
Rentable square feet	630,829	1,131,281	638,376	540,891	857,482	759,772

Per rentable square foot	$1.46	$0.76	$1.44	$1.85	$1.13	$1.23

1/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 16	3/31/04

Leasing Statistics

Retail Portfolio

	Three Months Ended
	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	10	9	6	9	10	9
Rentable square footage leased	37,303	75,947	12,920	25,772	22,774	34,943
Square footage of Renewal Deals	27,219	53,541	—	8,631	7,814	19,441
Renewed square footage (% of total)	73.0%	1	0.0%	33.5%	34.3%	55.6%
New Leases square footage (% of total)	27.0%	29.5%	100.0%	66.5%	65.7%	44.4%
Average per rentable square foot over the lease term:
Base rent	$30.87	$12.30	$17.25	$26.51	$23.03	$21.99
Tenant improvements	(1.58)	(0.31)	(2.51)	(0.86)	(1.54)	(1.36)
Leasing commissions 2/	(0.31)	(0.14)	(1.28)	(0.70)	(1.09)	(0.70)
Rent concessions	(0.06)	0.00	0.00	0.00	0.00	(0.01)

Effective rent	28.92	11.85	13.46	24.95	20.40	19.92
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$28.92	$11.85	$13.46	$24.95	$20.40	$19.92

Average term in years	6.1	6.8	4.8	9.9	6.9	6.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$866,975	$239,110	$158,000	$195,055	$513,000	$394,428
Rentable square feet	37,303	75,947	12,920	25,772	22,774	34,943

Per rentable square foot	$23.24	$3.15	$12.23	$7.57	$22.53	$11.29

Leasing Commissions:
Total dollars committed under signed leases	$28,206	$17,212	$36,392	$100,464	$109,066	$58,268
Rentable square feet	37,303	75,947	12,920	25,772	22,774	34,943

Per rentable square foot	$0.76	$0.23	$2.82	$3.90	$4.79	$1.67

Total:
Total dollars committed under signed leases	$895,181	$256,322	$194,392	$295,519	$622,066	$452,696
Rentable square feet	37,303	75,947	12,920	25,772	22,774	34,943

Per rentable square foot	$24.00	$3.38	$15.05	$11.47	$27.31	$12.96

1/	Includes 16K square feet of leases that start in 2006 or later

2/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 17	3/31/04

Leasing Statistics by Market

For the Three Months ended March 31, 2004

Office Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Nashville	221,970	5.4	$17.73	$7.19	$1.70
Richmond	166,635	4.7	15.69	9.87	1.68
Tampa	161,831	4.0	17.25	8.14	1.86
Research Triangle	156,548	3.4	14.49	7.19	1.62
Piedmont Triad	94,038	5.5	16.68	6.08	1.64
Greenville	71,102	6.5	16.06	9.79	5.61
Orlando	63,225	5.9	19.96	16.66	3.85
Charlotte	62,677	3.5	14.19	8.42	0.95
Memphis	61,231	7.0	19.80	13.10	2.94
Atlanta	60,581	3.6	14.98	1.77	0.54
Kansas City	54,479	4.4	19.38	9.23	3.80
Columbia	17,429	3.8	16.09	6.89	2.66

	1,191,746	4.8	$16.80	$8.44	$2.13

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 1/
Piedmont Triad	457,791	1.9	$3.08	$0.57	$0.21
Atlanta	157,671	4.5	4.48	2.24	0.89
Charlotte	11,593	2.2	8.08	2.16	0.13
Kansas City	3,774	2.9	9.30	0.00	1.47

	630,829	2.6	$3.62	$1.02	$0.38

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	37,303	6.1	$30.81	$23.24	$0.76

	37,303	6.1	$30.81	$23.24	$0.76

1/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 18	3/31/04

Rental Rate Comparisons by Market

For the Three Months ended March 31, 2004

Office Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Nashville	221,970	$17.73	$18.36	3.5%
Richmond	166,635	15.69	14.58	7.9%
Tampa	161,831	17.25	16.74	3.1%
Research Triangle	156,548	14.49	17.34	-16.5%
Piedmont Triad	94,038	16.68	14.79	12.8%
Greenville	71,102	16.06	16.91	-5.0%
Orlando	63,225	19.96	21.59	-7.6%
Charlotte	62,677	14.19	14.89	-4.7%
Memphis	61,231	19.80	19.16	3.4%
Atlanta	60,581	14.98	16.31	-8.30%
Kansas City	54,479	19.38	18.91	2.5%
Columbia	17,429	16.09	17.21	-7.1%

	1,191,746	$16.80	$17.08	-1.7%

Industrial Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	457,791	$3.08	$3.30	-6.6%
Atlanta	157,671	4.48	4.80	-6.7%
Charlotte	11,593	8.08	7.80	3.5%
Kansas City	3,774	9.30	8.42	10.4%

	630,829	$3.62	$3.85	-5.9%

Retail Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	75,947	$30.81	$23.39	31.7%

	75,947	$30.81	$23.39	31.7%

Highwoods Properties, Inc.	Page 19	3/31/04

Lease Expirations

March 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office:
Remainder of 2004 2/	2,285,403	10.8%	$40,914	$17.90	11.0%
2005	3,163,455	15.0%	59,617	18.85	16.1%
2006	3,357,476	15.9%	61,949	18.45	16.7%
2007	2,012,419	9.5%	34,461	17.12	9.3%
2008	3,420,432	16.2%	56,279	16.45	15.2%
2009	2,132,241	10.1%	33,655	15.78	9.1%
2010	1,429,393	6.8%	27,324	19.12	7.4%
2011	1,193,605	5.7%	22,563	18.90	6.1%
2012	644,211	3.0%	11,941	18.54	3.2%
2013	528,071	2.5%	8,398	15.90	2.3%
2014 and thereafter	956,877	4.5%	13,322	13.92	3.6%

	21,123,583	100.0%	$370,423	$17.54	100.0%

Industrial:
Remainder of 2004 3/	1,397,215	20.0%	$6,597	$4.72	20.4%
2005	1,369,018	19.6%	6,333	4.63	19.6%
2006	926,832	13.2%	4,681	5.05	14.5%
2007	1,732,892	24.7%	7,230	4.17	22.5%
2008	384,012	5.5%	1,913	4.98	5.9%
2009	449,714	6.4%	2,508	5.58	7.8%
2010	104,570	1.5%	500	4.78	1.5%
2011	138,342	2.0%	356	2.57	1.1%
2012	44,447	0.6%	261	5.87	0.8%
2013	102,384	1.5%	612	5.98	1.9%
2014 and thereafter	348,450	5.0%	1,302	3.74	4.0%

	6,997,876	100.0%	$32,293	$4.61	100.0%

1/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Includes 207,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue

3/	Includes 90,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 20	3/31/04

Lease Expirations

March 31, 2004

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
Remainder of 2004 2/	60,800	4.6%	$1,100	$18.09	3.4%
2005	113,864	8.6%	2,492	21.89	7.7%
2006	89,916	6.8%	2,109	23.46	6.5%
2007	82,495	6.2%	1,941	23.53	6.0%
2008	139,062	10.5%	3,660	26.32	11.4%
2009	164,360	12.4%	3,903	23.75	12.2%
2010	64,968	4.9%	1,911	29.41	5.9%
2011	53,833	4.1%	1,671	31.04	5.2%
2012	112,661	8.5%	2,848	25.28	8.8%
2013	129,053	9.7%	3,262	25.28	10.1%
2014 and thereafter	316,107	23.7%	7,307	23.12	22.8%

	1,327,119	100.0%	$32,204	$24.27	100.0%

Total:
Remainder of 2004 3/	3,743,418	12.7%	48,611	12.99	11.2%
2005	4,646,337	15.8%	68,442	14.73	15.7%
2006	4,374,224	14.9%	68,739	15.71	15.9%
2007	3,827,806	13.0%	43,632	11.40	10.0%
2008	3,943,506	13.4%	61,852	15.68	14.2%
2009	2,746,315	9.3%	40,066	14.59	9.2%
2010	1,598,931	5.4%	29,735	18.60	6.8%
2011	1,385,780	4.7%	24,590	17.74	5.7%
2012	801,319	2.7%	15,050	18.78	3.5%
2013	759,508	2.6%	12,272	16.16	2.8%
2014 and thereafter	1,621,434	5.5%	21,931	13.53	5.0%

	29,448,578	100.0%	$434,920	$14.77	100.0%

1/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Includes 26,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

3/	Includes 323,000 square feet of leases that are on a month to month basis or 1.1% of total annualized revenue

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 21	3/31/04

Office Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			6/30/2004 1/	09/30/04	12/31/04	03/31/05	Total
Atlanta	RSF		133,784	228,463	40,476	136,298	539,021
	% of Total Office RSF		0.6%	1.1%	0.2%	0.6%	2.6%
	Annualized Revenue	2/	$2,300	$3,526	$606	$2,027	$8,459
	% of Total Office Annl Rev		0.6%	1.0%	0.2%	0.5%	2.3%
Charlotte	RSF		127,257	64,096	33,564	82,971	307,888
	% of Total Office RSF		0.6%	0.3%	0.2%	0.4%	1.5%
	Annualized Revenue	2/	$2,324	$1,020	$587	$1,452	$5,383
	% of Total Office Annl Rev		0.6%	0.3%	0.2%	0.4%	1.5%
Columbia	RSF		5,879	14,446	0	0	20,325
	% of Total Office RSF		0.0%	0.1%	0.0%	0.0%	0.1%
	Annualized Revenue	2/	$109	$249	$—	$—	$358
	% of Total Office Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Greenville	RSF		7,605	6,071	1,439	12,281	27,396
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.1%
	Annualized Revenue	2/	$138	$104	$25	$275	$542
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.1%	0.1%
Kansas City	RSF		28,725	26,857	17,448	51,411	124,441
	% of Total Office RSF		0.1%	0.1%	0.1%	0.2%	0.6%
	Annualized Revenue	2/	$548	$492	$336	$1,148	$2,524
	% of Total Office Annl Rev		0.1%	0.1%	0.1%	0.3%	0.7%
Memphis	RSF		10,560	56,591	28,778	50,714	146,643
	% of Total Office RSF		0.0%	0.3%	0.1%	0.2%	0.7%
	Annualized Revenue	2/	$180	$1,095	$565	$1,023	$2,863
	% of Total Office Annl Rev		0.0%	0.3%	0.2%	0.3%	0.8%
Nashville	RSF		58,856	48,110	50,481	83,823	241,270
	% of Total Office RSF		0.3%	0.2%	0.2%	0.4%	1.1%
	Annualized Revenue	2/	$1,340	$952	$1,003	$1,670	$4,965
	% of Total Office Annl Rev		0.4%	0.3%	0.3%	0.5%	1.3%
Orlando	RSF		50,461	31,632	44,020	50,737	176,850
	% of Total Office RSF		0.2%	0.1%	0.2%	0.2%	0.8%
	Annualized Revenue	2/	$1,093	$603	$1,110	$1,291	$4,097
	% of Total Office Annl Rev		0.3%	0.2%	0.3%	0.3%	1.1%
Piedmont Triad	RSF		49,243	35,016	10,565	43,243	138,067
	% of Total Office RSF		0.2%	0.2%	0.1%	0.2%	0.7%
	Annualized Revenue	2/	$656	$593	$195	$809	$2,253
	% of Total Office Annl Rev		0.2%	0.2%	0.1%	0.2%	0.6%
Research Triangle	RSF		175,705	124,863	134,602	82,040	517,210
	% of Total Office RSF		0.8%	0.6%	0.6%	0.4%	2.4%
	Annualized Revenue	2/	$3,342	$2,418	$2,688	$1,615	$10,063
	% of Total Office Annl Rev		0.9%	0.7%	0.7%	0.4%	2.7%
Richmond	RSF		117,812	31,705	23,454	27,897	200,868
	% of Total Office RSF		0.6%	0.2%	0.1%	0.1%	1.0%
	Annualized Revenue	2/	$2,013	$541	$415	$508	$3,477
	% of Total Office Annl Rev		0.5%	0.1%	0.1%	0.1%	0.9%
Tampa	RSF		166,798	136,325	162,621	48,579	514,323
	% of Total Office RSF		0.8%	0.6%	0.8%	0.2%	2.4%
	Annualized Revenue	2/	$2,746	$3,085	$1,916	$1,090	$8,837
	% of Total Office Annl Rev		0.7%	0.8%	0.5%	0.3%	2.4%
Other	RSF		1,095	0	0	0	1,095
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$5	$—	$—	$—	$5
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Total	RSF		933,780	804,175	547,448	669,994	2,955,397
	% of Total Office RSF		4.4%	3.8%	2.6%	3.2%	13.9%
	Annualized Revenue	2/	$16,794	$14,678	$9,446	$12,908	$53,826
	% of Total Office Annl Rev		4.5%	4.0%	2.6%	3.5%	14.5%

1/	Includes 207,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue

2/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 22	3/31/04

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			6/30/2004 1/	09/30/04	12/31/04	03/31/05	Total
Atlanta	RSF		166,225	193,235	82,424	105,639	547,523
	% of Total Industrial RSF		2.4%	2.8%	1.2%	1.5%	7.8%
	Annualized Revenue	2/	$805	$929	$414	$473	$2,621
	% of Total Industrial Annl Rev		2.5%	2.9%	1.3%	1.5%	8.2%
Charlotte	RSF		21,655	4,881	6,727	6,235	39,498
	% of Total Industrial RSF		0.3%	0.1%	0.1%	0.1%	0.6%
	Annualized Revenue	2/	$245	$58	$62	$64	$429
	% of Total Industrial Annl Rev		0.8%	0.2%	0.2%	0.2%	1.3%
Greenville	RSF		5,800	26,859	0	0	32,659
	% of Total Industrial RSF		0.1%	0.4%	0.0%	0.0%	0.5%
	Annualized Revenue	2/	$70	$286	$—	$—	$356
	% of Total Industrial Annl Rev		0.2%	0.9%	0.0%	0.0%	1.1%
Kansas City	RSF		0	0	0	2,018	2,018
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$—	$17	$17
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.1%	0.1%
Piedmont Triad	RSF		88,238	448,201	336,684	656,170	1,529,293
	% of Total Industrial RSF		1.3%	6.4%	4.8%	9.4%	21.9%
	Annualized Revenue	2/	$635	$1,642	$1,301	$2,233	$5,811
	% of Total Industrial Annl Rev		2.0%	5.1%	4.0%	6.9%	18.0%
Research Triangle	RSF		0	6,128	10,158	0	16,286
	% of Total Industrial RSF		0.0%	0.1%	0.1%	0.0%	0.2%
	Annualized Revenue	2/	$—	$51	$101	$—	$152
	% of Total Industrial Annl Rev		0.0%	0.2%	0.3%	0.0%	0.5%
Total	RSF		281,918	679,304	435,993	770,062	2,167,277
	% of Total Industrial RSF		4.0%	9.7%	6.2%	11.0%	31.0%
	Annualized Revenue	2/	$1,755	$2,966	$1,878	$2,787	$9,386
	% of Total Industrial Annl Rev		5.5%	9.2%	5.8%	8.6%	29.1%

1/	Includes 90,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

2/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 23	3/31/04

Office Lease Expirations by Market by Year

Dollars in thousands

			2004 1/	2005	2006	2007	Thereafter
Atlanta	RSF		402,723	398,010	332,024	175,318	1,546,970
	% of Total Office RSF		1.9%	1.9%	1.6%	0.8%	7.3%
	Annualized Revenue	2/	$6,432	$6,519	$4,865	$2,496	$27,583
	% of Total Office Annl Rev		1.7%	1.8%	1.3%	0.7%	7.4%
Charlotte	RSF		224,917	309,110	179,236	114,288	389,204
	% of Total Office RSF		1.1%	1.5%	0.8%	0.5%	1.8%
	Annualized Revenue	2/	$3,931	$5,440	$2,714	$1,705	$4,974
	% of Total Office Annl Rev		1.1%	1.5%	0.7%	0.5%	1.3%
Columbia	RSF		20,325	45,532	42,389	59,924	81,602
	% of Total Office RSF		0.1%	0.2%	0.2%	0.3%	0.4%
	Annualized Revenue	2/	$357	$852	$743	$1,091	$1,278
	% of Total Office Annl Rev		0.1%	0.2%	0.2%	0.3%	0.3%
Greenville	RSF		15,115	135,712	238,253	103,236	492,800
	% of Total Office RSF		0.1%	0.6%	1.1%	0.5%	2.3%
	Annualized Revenue	2/	$267	$1,749	$4,374	$1,587	$6,488
	% of Total Office Annl Rev		0.1%	0.5%	1.2%	0.4%	1.8%
Kansas City	RSF		73,030	142,994	151,849	86,800	320,381
	% of Total Office RSF		0.3%	0.7%	0.7%	0.4%	1.5%
	Annualized Revenue	2/	$1,376	$2,972	$3,366	$1,731	$7,551
	% of Total Office Annl Rev		0.4%	0.8%	0.9%	0.5%	2.0%
Memphis	RSF		95,929	227,186	119,147	89,423	456,412
	% of Total Office RSF		0.5%	1.1%	0.6%	0.4%	2.2%
	Annualized Revenue	2/	$1,839	$4,614	$2,319	$1,694	$8,930
	% of Total Office Annl Rev		0.5%	1.2%	0.6%	0.5%	2.4%
Nashville	RSF		157,447	361,085	474,179	198,136	1,385,251
	% of Total Office RSF		0.7%	1.7%	2.2%	0.9%	6.6%
	Annualized Revenue	2/	$3,296	$7,150	$9,487	$3,810	$22,918
	% of Total Office Annl Rev		0.9%	1.9%	2.6%	1.0%	6.2%
Orlando	RSF		126,113	152,322	137,862	103,576	736,003
	% of Total Office RSF		0.6%	0.7%	0.7%	0.5%	3.5%
	Annualized Revenue	2/	$2,806	$3,863	$3,134	$2,183	$15,395
	% of Total Office Annl Rev		0.8%	1.0%	0.8%	0.6%	4.2%
Piedmont Triad	RSF		94,824	242,698	160,494	274,768	1,134,730
	% of Total Office RSF		0.4%	1.1%	0.8%	1.3%	5.4%
	Annualized Revenue	2/	$1,444	$3,910	$2,765	$3,361	$13,127
	% of Total Office Annl Rev		0.4%	1.1%	0.7%	0.9%	3.5%
Research Triangle	RSF		435,170	497,046	868,720	338,353	1,605,132
	% of Total Office RSF		2.1%	2.4%	4.1%	1.6%	7.6%
	Annualized Revenue	2/	$8,447	$9,767	$15,219	$6,531	$25,639
	% of Total Office Annl Rev		2.3%	2.6%	4.1%	1.8%	6.9%
Richmond	RSF		172,971	350,426	251,384	262,996	645,985
	% of Total Office RSF		0.8%	1.7%	1.2%	1.2%	3.1%
	Annualized Revenue	2/	$2,968	$6,251	$4,906	$4,283	$11,128
	% of Total Office Annl Rev		0.8%	1.7%	1.3%	1.2%	3.0%
Tampa	RSF		465,744	280,853	392,990	192,894	1,489,622
	% of Total Office RSF		2.2%	1.3%	1.9%	0.9%	7.1%
	Annualized Revenue	2/	$7,747	$6,089	$7,853	$3,666	$27,925
	% of Total Office Annl Rev		2.1%	1.6%	2.1%	1.0%	7.5%
Other	RSF		1,095	20,481	8,949	12,707	20,738
	% of Total Office RSF		0.0%	0.1%	0.0%	0.1%	0.1%
	Annualized Revenue	2/	$5	$440	$204	$322	$546
	% of Total Office Annl Rev		0.0%	0.1%	0.1%	0.1%	0.1%
Total	RSF		2,285,403	3,163,455	3,357,476	2,012,419	10,304,830
	% of Total Office RSF		10.8%	15.0%	15.9%	9.5%	48.8%
	Annualized Revenue	2/	$40,915	$59,616	$61,949	$34,460	$173,482
	% of Total Office Annl Rev		11.0%	16.1%	16.7%	9.3%	46.8%

1/	Includes 207,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue

2/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 24	3/31/04

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2004 1/	2005	2006	2007	Thereafter
Atlanta	RSF		441,884	547,214	331,569	599,849	678,595
	% of Total Industrial RSF		6.3%	7.8%	4.7%	8.6%	9.7%
	Annualized Revenue	2/	$2,146	$2,852	$1,978	$2,766	$3,482
	% of Total Industrial Annl Rev		6.6%	8.8%	6.1%	8.6%	10.8%
Charlotte	RSF		33,263	19,961	41,535	19,181	2,340
	% of Total Industrial RSF		0.5%	0.3%	0.6%	0.3%	0.0%
	Annualized Revenue	2/	$365	$213	$363	$182	$19
	% of Total Industrial Annl Rev		1.1%	0.7%	1.1%	0.6%	0.1%
Greenville	RSF		32,659	0	16,081	0	5,350
	% of Total Industrial RSF		0.5%	0.0%	0.2%	0.0%	0.1%
	Annualized Revenue	2/	$355	$—	$184	$—	$51
	% of Total Industrial Annl Rev		1.1%	0.0%	0.6%	0.0%	0.2%
Kansas City	RSF		0	2,018	0	0	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$17	$—	$—	$20
	% of Total Industrial Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Piedmont Triad	RSF		873,123	764,364	530,872	1,113,862	861,551
	% of Total Industrial RSF		12.5%	10.9%	7.6%	15.9%	12.3%
	Annualized Revenue	2/	$3,578	$2,945	$2,094	$4,281	$3,657
	% of Total Industrial Annl Rev		11.1%	9.1%	6.5%	13.3%	11.3%
Research Triangle	RSF		16,286	35,461	6,775	0	22,327
	% of Total Industrial RSF		0.2%	0.5%	0.1%	0.0%	0.3%
	Annualized Revenue	2/	$152	$305	$63	$—	$225
	% of Total Industrial Annl Rev		0.5%	0.9%	0.2%	0.0%	0.7%
Total	RSF		1,397,215	1,369,018	926,832	1,732,892	1,571,919
	% of Total Industrial RSF		20.0%	19.6%	13.2%	24.8%	22.5%
	Annualized Revenue	2/	$6,596	$6,332	$4,682	$7,229	$7,454
	% of Total Industrial Annl Rev		20.4%	19.6%	14.5%	22.4%	23.1%

1/	Includes 90,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

2/	Annualized Revenue is March, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25	3/31/04

Customer Diversification

March 31, 2004

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 1/	Percent of Annualized Revenue 1/	Average Remaining Lease Term in Years
Federal Government	739,523	$14,991	3.58%	6.1
AT&T	573,890	10,922	2.61%	3.6
Price Waterhouse Coopers	297,795	6,965	1.66%	6.1
State Of Georgia	359,565	6,858	1.64%	4.7
Sara Lee	1,195,383	4,636	1.11%	3.4
IBM	215,460	4,568	1.09%	2.0
WorldCom and Affiliates 2/	183,014	3,746	0.89%	2.4
Northern Telecom	246,000	3,651	0.87%	3.9
Volvo	267,717	3,450	0.82%	5.3
Lockton Companies	132,718	3,303	0.79%	10.9
US Airways	295,046	3,243	0.77%	3.7
ITC Deltacom 3/	158,392	3,226	0.77%	1.2
BB&T	239,248	3,187	0.76%	7.0
T-Mobile USA	120,561	3,016	0.72%	2.3
Bank of America	146,842	2,733	0.65%	5.2
Ford Motor Company	125,989	2,685	0.64%	5.9
Ikon	181,361	2,534	0.61%	3.6
CHS Professional Services	149,021	2,519	0.60%	2.6
Hartford Insurance	115,548	2,506	0.60%	2.6
Carlton Fields	95,771	2,412	0.58%	0.3

	5,838,844	$91,151	21.76%	4.5

By Industry

Category	Percent of Annualized Revenue 1/
Professional, Scientific, and Technical Services	23.7%
Insurance	9.7%
Finance/Banking	9.0%
Telecommunication	8.3%
Manufacturing	8.2%
Retail Trade	6.7%
Government/Public Administration	5.3%
Health Care and Social Assistance	5.1%
Administrative and Support Services	4.5%
Wholesale Trade	4.2%
Transportation and Warehousing	3.5%
Real Estate Rental and Leasing	3.1%
Other Services (except Public Administration)	3.0%
Information	2.4%
Accommodation and Food Services	2.4%
Educational Services	0.9%

100.0%

1/	Annualized Revenue is March 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	This quarter reflects the addition of leasing in the Orlando properties previously part of the Miller Group joint venture.

3/	ITC Deltacom (formerly Business Telecom) is located in a property that, as of March 31, 2004, is under contract for sale. The sale is projected for either the second or third quarter of 2004.

Highwoods Properties, Inc.	Page 26	3/31/04

Same Property Performance

Dollars in thousands

	Three months ended March 31,		Percentage Change
	2004	2003
Rental revenues	$101,027	$102,452	-1.4%
Straight Line rent	2,159	1,774	21.7%
Lease termination fees	241	194	24.3%
Operating expenses	(36,349)	(35,084)	-3.6%

Net operating income	$67,078	$69,336	-3.3%

Average Occupancy	81.7%	82.5%	-1.0%

Rentable Square Feet	32,943,000	32,943,000

Market	2003 to 2004 1st Quarter NOI Change
Atlanta	-11.1%
Charlotte	-4.4%
Columbia	-14.5%
Greenville	-12.3%
Kansas City	-2.5%
Memphis	0.2%
Nashville	1.7%
Orlando	-5.0%
Piedmont Triad	-2.1%
Research Triangle	1.9%
Richmond	0.8%
Tampa	-5.4%

-3.3%

Highwoods Properties, Inc.	Page 27	3/31/04

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2004:
Signature Plaza	Orlando	O	03/02/04	274,000
Capital Plaza I	Orlando	O	03/02/04	242,000
Capital Plaza II	Orlando	O	03/02/04	303,000
Landmark I	Orlando	O	03/02/04	226,000
Landmark II	Orlando	O	03/02/04	225,000

				1,270,000	$62,526	2/
Windsor at Metro Center 3/	Orlando	O	03/02/04	88,000	$6,100	3/

				1,358,000	$68,626

Joint Venture Acquisitions

	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2004:
Glenridge 100	Atlanta	O	02/26/04	91,500
Glenridge 200	Atlanta	O	02/26/04	93,900

				185,400	$23,850	4/

1/	The letter “O” represents office.
2/	We purchased our partner’s 80% interest in these MG-H/W Properties.
3/	We purchased our Partner’s 50% interest in this Merowest Property.
4/	We purchased a 40% interest in these two properties.

Highwoods Properties, Inc.	Page 28	3/31/04

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Sales Price
First quarter 2004:
Brookside Shopping Center	Kansas City	R	01/29/04	111,800
63rd & Brookside Building	Kansas City	O	01/29/04	7,800

				119,600	$15,250
Northpark I	Raleigh	O	03/28/04	42,300	4,500

				161,900	$19,750

Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Sales Price
First quarter 2004:
None

1/	The letters "O" and "R" represent Office and Retail, respectively.

Highwoods Properties, Inc.	Page 29	3/31/04

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/04	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In-Process
NARA	Atlanta	I	350,000	$20,387	$4,140	100%	3Q04	4Q05
FBI	Tampa	O	112,000	26,634	2,639	100%	4Q05	4Q05

			462,000	$47,021	$6,779	100%

Completed Not Stabilized 2/
Catawba	Research Triangle	O	40,000	$4,030	$2,908	0%	2Q03	4Q04
801 Raleigh Corporate Center	Research Triangle	O	100,000	12,016	10,702	51%	4Q02	4Q04

Total or Weighted Average			140,000	$16,046	$13,610	36%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/04	Pre- Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$4,376	67%	2Q04

1/	The letters "O", and "I" represent Office and Industrial, respectively.

2/	These properties contributed $76,000 in Net Operating Income (Property Revenue - Property Expense) in Q1 2004.

Highwoods Properties, Inc.	Page 30	3/31/04

Development Land

March, 2004

Dollars in thousands

		Developable Square Footage			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	381	2,924,000	60,000	162,000	$65,600
Atlanta	258	270,000	1,100,000	1,040,000	35,300
Piedmont Triad	148	787,000	37,000	1,190,000	17,400
Kansas City 1/	89	725,000	216,000	—	19,700
Charlotte	79	1,151,000	—	—	12,600
Baltimore	72	1,102,000	—	—	20,000
Richmond	50	688,000	—	—	9,500
Orlando	49	862,000	—	—	14,800
Nashville	48	830,000	—	—	12,900
Tampa	35	522,000	—	15,000	12,500
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	10	80,000	—	—	1,100
Columbia	2	20,000	—	—	300

	1,255	10,399,000	1,413,000	2,407,000	$227,700

Deferred or optioned:
Atlanta	25	—	500,000	—
Research Triangle	22	470,399	—	—
Richmond	11	91,000	—	—
Charlotte	—	—	—	—
Memphis	—	—	—	—
Nashville	—	—	—	—
Piedmont Triad	—	—	—	—

	58	561,399	500,000	—

Total	1,313	10,960,399	1,913,000	2,407,000

1/	Includes 27 acres of residential land

Highwoods Properties, Inc.	Page 31	3/31/04

Unconsolidated Joint Ventures Assets, Debt and Liabilities

March 31, 2004

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,975	$704	$888
Dallas County Partners I, LP	O/ I	50.0%	41,529	37,763	39,789
Dallas County Partners II, LP	O	50.0%	17,942	22,166	23,492
Dallas County Partners III, LP	O	50.0%	70	—	20
Fountain Three	O/ I / R	50.0%	34,302	29,653	31,928
RRHWoods , LLC	O/ M	50.0%	81,029	66,312	70,002
Kessinger/Hunter, LLC	—	26.5%	8,390	—	404
4600 Madison Associates, LP	O	12.5%	21,607	16,548	17,039
Highwoods DLF 98/29, LP	O	22.8%	138,971	66,989	68,788
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	114,265	58,854	61,576
Highwoods-Markel Associates, LLC	O	50.0%	51,679	39,901	40,552
MG-HIW, LLC	O	20.0%	—	—	—
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	14,361	9,652	9,789
Plaza Colonnade, LLC	O/R	50.0%	31,459	21,631	22,811
SF-HIW Harborview Plaza, LP	O	20.0%	40,232	22,800	23,538
Highwoods KC Glenridge Office, LP	O	40.0%	25,077	—	443
Highwoods KC Glenridge Land, LP	O	40.0%	768	250	250

Total			$629,656	$393,223	$411,309

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$3,908	$345	$435
Dallas County Partners I, LP	O/ I	50.0%	20,765	18,882	19,895
Dallas County Partners II, LP	O	50.0%	8,971	11,083	11,746
Dallas County Partners III, LP	O	50.0%	35	—	10
Fountain Three	O/ I / R	50.0%	17,151	14,827	15,964
RRHWoods , LLC	O/ M	50.0%	40,515	33,156	35,001
Kessinger/Hunter, LLC	—	26.5%	2,223	—	107
4600 Madison Associates, LP	O	12.5%	2,701	2,069	2,130
Highwoods DLF 98/29, LP	O	22.8%	31,699	15,280	15,691
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	49,054	25,266	26,435
Highwoods-Markel Associates, LLC	O	50.0%	25,840	19,951	20,276
MG-HIW, LLC	O	20.0%	—	—	—
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	7,181	4,826	4,895
Plaza Colonnade, LLC	O/R	50.0%	15,730	10,816	11,406
SF-HIW Harborview Plaza, LP	O	20.0%	8,046	4,560	4,708
Highwoods KC Glenridge Office, LP	O	40.0%	10,031	—	177
Highwoods KC Glenridge Land, LP	O	40.0%	307	100	100

Total			$244,157	$161,161	$168,976

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Highwoods Properties, Inc.	Page 32	3/31/04

Unconsolidated Joint Ventures Income

For the three months ended March 31, 2004

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$633	$434	$14	$112	$73
Dallas County Partners I, LP	50.0%	2,504	1,490	680	462	(128)
Dallas County Partners II, LP	50.0%	1,595	711	570	186	128
Dallas County Partners III, LP	50.0%	43	34	—	2	7
Fountain Three	50.0%	1,834	835	536	379	84
RRHWoods , LLC	50.0%	3,311	1,874	675	851	(89)
Kessinger/Hunter, LLC	26.5%	1,538	1,229	—	174	135
4600 Madison Associates, LP	12.5%	1,215	562	287	421	(55)
Highwoods DLF 98/29, LP	22.8%	4,960	1,346	1,137	880	1,597
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	3,796	1,005	1,140	1,083	568
Highwoods-Markel Associates, LLC	50.0%	1,671	385	586	368	332
MG-HIW, LLC	20.0%	4,749	1,868	836	979	1,066
MG-HIW Metrowest I, LLC	50.0%	—	5	—	—	(5)
MG-HIW Metrowest II, LLC	50.0%	141	88	39	70	(56)
Concourse Center Associates, LLC	50.0%	526	141	175	85	125
Plaza Colonnade, LLC	50.0%	1	—	—	1	—
SF-HIW Harborview Plaza, LP	20.0%	1,395	468	351	216	360
Highwoods KC Glenrige Office, LP	40.0%	326	97	—	46	183

Total		$30,238	$12,572	$7,026	$6,315	$4,325

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$310	$213	$7	$55	$35
Dallas County Partners I, LP	50.0%	1,252	745	340	231	(64)
Dallas County Partners II, LP	50.0%	798	356	285	93	64
Dallas County Partners III, LP	50.0%	22	17	—	1	4
Fountain Three	50.0%	917	418	268	190	41
RRHWoods , LLC	50.0%	1,656	937	338	426	(45)
Kessinger/Hunter, LLC	26.5%	408	326	—	46	36
4600 Madison Associates, LP	12.5%	152	70	36	53	(7)
Highwoods DLF 98/29, LP	22.8%	1,131	307	259	201	364
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	1,630	431	489	464	246
Highwoods-Markel Associates, LLC	50.0%	836	193	293	183	167
MG-HIW, LLC	20.0%	950	374	167	195	214
MG-HIW Metrowest I, LLC	50.0%	—	3	—	—	(3)
MG-HIW Metrowest II, LLC	50.0%	71	44	20	35	(28)
Concourse Center Associates, LLC	50.0%	263	71	88	43	61
Plaza Colonnade, LLC	50.0%	1	—	—	1	—
SF-HIW Harborview Plaza, LP	20.0%	279	94	70	43	72
Highwoods KC Glenrige Office, LP	40.0%	130	39	—	18	73

Total 1/		$10,806	$4,638	$2,660	$2,278	$1,230

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $172K deferred gain.

Highwoods Properties, Inc.	Page 33	3/31/04

Unconsolidated Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate		Maturity Date	Loan Balance 03/31/04
Dallas County Partners I, LP	50.0%	various 1/	7.2%		various 1/	$37,763
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%		Jun-13	22,166
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%		Jan-08	6,169
	50.0%	various 2/	7.5%		various 2/	23,484

Total Fountain Three			7.5%			29,653
RRHWoods , LLC	50.0%	Industrial Revenue Bonds	1.0	% 3/	Nov-15	23,000
	50.0%	Bank of America	6.8%		Sep-12	8,366
	50.0%	Bank of America	6.8%		Sep-12	6,382
	50.0%	Industrial Revenue Bonds	1.0	% 3/	Sep-15	6,000
	50.0%	various 4/	5.2	% 3/	various 4/	22,564

Total RRHWoods, LLC			3.7%			66,312
Highwoods DLF 98/29	22.8%	USG Annuity & Life Company	6.8%		May-11	66,989
Highwoods DLF 97/26 DLF 99/32	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%		May-12	58,854
4600 Madison Associates, LP	12.5%	State Farm	6.9%		Apr-18	16,548
Board of Trade Investment Co.	49.0%	KC Board of Trade Clearing Corp.	7.8%		Sep-07	704
Concourse Center Assoc., LLC	50.0%	Lincoln National Life Insurance Co.	7.0%		Jul-10	9,652
Highwoods-Markel Assoc., LLC	50.0%	Principal Life Insurance Company	5.9%		Jan-14	5,786
	50.0%	Principal Life Insurance Company	5.8%		Jan-14	12,232
	50.0%	Principal Life Insurance Company	5.7%		Jan-14	9,651
	50.0%	Principal Life Insurance Company	5.8%		Jan-14	12,232

Total Highwoods-Markel Assoc., LLC			5.8%			39,901
SF-HIW Harborview Plaza, LP	20.0%	Met Life	6.1%		Oct-12	22,800
Plaza Colonnade, LLC	50.0%	Wells Fargo	3.0%		Feb-06	21,631
Highwoods KC Glenridge Land, LP	40.0%	Transwestern	0.0%		Feb-04	250

Total Secured Loans						$393,223

Highwoods’ Share of the above						$161,161

1/	Includes 16 fixed rate loans under $4 million with maturities ranging from January 2006 to July 2011

2/	Includes 6 fixed rate loans under $6 million with maturities ranging from May 2008 to September 2012

3/	The floating rate loans’ interest rates are based on March 31, 2004’s rates.

4/	Includes 5 fixed rate loans under $6 million maturing between October 2007 to September 2012 and a floating rate loan under $6 million that matures in November 2015

Highwoods Properties, Inc.	Page 34	3/31/04

Portfolio Summary Unconsolidated Joint Ventures

As of March 31, 2004

Summary by Location:

	Rentable Square Feet 1/		Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market		Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	87.3%	37.6%	4.3%	1.4%	4.9%	48.2%
Atlanta	835,000	87.7%	17.1%	—	—	—	17.1%
Richmond	412,000	99.4%	8.1%	—	—	—	8.1%
Orlando	413,000	98.7%	6.8%	—	—	—	6.8%
Piedmont Triad	364,000	100.0%	5.3%	—	—	—	5.3%
Kansas City	427,000	88.7%	5.0%	—	—	—	5.0%
Research Triangle	455,000	98.7%	4.9%	—	—	—	4.9%
Tampa	205,000	92.1%	2.8%	—	—	—	2.8%
Charlotte	148,000	100.0%	1.1%	—	—	—	1.1%
Other	110,000	100.0%	0.7%	—	—	—	0.7%

Total	5,614,000	91.7%	89.4%	4.3%	1.4%	4.9%	100.0%

1/	Excludes Des Moines’ apartment units

2/	Excludes Des Moines’ apartment occupancy percentage of 85%

3/	Annualized Rental Revenue is March 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 35	3/31/04

Unconsolidated Joint Ventures Lease Expirations

March 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
Remainder of 2004	447,785	8.6%	$8,227	$18.37	9.0%
2005	504,138	9.7%	7,557	14.99	8.3%
2006	706,595	13.6%	11,386	16.11	12.4%
2007	222,928	4.3%	4,460	20.01	4.9%
2008	884,143	17.0%	13,168	14.89	14.3%
2009	510,842	9.8%	10,272	20.11	11.3%
2010	201,780	3.9%	3,616	17.92	4.0%
2011	307,842	5.9%	6,639	21.57	7.3%
2012	294,818	5.7%	6,489	22.01	7.1%
2013	600,463	11.5%	11,454	19.08	12.6%
2014 and thereafter	518,290	10.0%	7,994	15.42	8.8%

	5,199,624	100.0%	$91,262	$17.55	100.0%

1/	Annualized Revenue is March 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 36	3/31/04

Unconsolidated Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/04	Pre - Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$69,700	$31,459	76%	Q304	Q305
Summit	50%	Des Moines	36,000	3,559	1,693	69%	Q304	Q305
Pinehurst	50%	Des Moines	36,000	3,559	1,367	41%	Q304	Q305

Highwoods’ Share of the above			357,000	$38,409	$17,260	72%

1/	Includes $14.1 million in investment cost that will be funded by tax increment financing

Highwoods Properties, Inc.	Page 37	3/31/04